UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2012 (September 18, 2012)

Commission file number 000-04689

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Pentair Ltd. (formerly known as Tyco Flow Control International Ltd. and hereafter, “New Pentair”) filed with the U.S. Securities and Exchange Commission a Registration Statement on Form S-4 (Registration No. 333-181250), as amended (the “Form S-4 Registration Statement”), relating to New Pentair’s registered shares, nominal value CHF 0.50 per share (the “New Pentair Shares”), to be issued to shareholders of Pentair, Inc. (“Pentair”) in connection with the merger of an indirect wholly-owned subsidiary of New Pentair with and into Pentair (the “Merger”). Pentair is filing the opinion of Homburger AG related to the issuance of the New Pentair Shares in the Merger (the “Opinion”) as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, for the purposes of incorporating the Opinion into the Form S-4 Registration Statement. See “Item 9.01 Financial Statements and Exhibits.”

ITEM 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

99.1	Opinion of Homburger AG.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 18, 2012.

PENTAIR, INC.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated September 18, 2012

Exhibit Number	Description

99.1	Opinion of Homburger AG.